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EXHIBIT 10.1


                              AMENDED AND RESTATED
                               EXCHANGE AGREEMENT

                                     BETWEEN

                           MARKLAND TECHNOLOGIES, INC.

                                       AND

                                  SYQWEST, INC


                         ______________________________


                                  JULY 24, 2003

                         ______________________________




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         THIS AMENDED AND RESTATED EXCHANGE AGREEMENT, dated as of July 24, 2003
(this "Agreement"), amends and restates that certain EXCHANGE AGREEMENT, dated as of July 9, 2003, between MARKLAND TECHNOLOGIES, INC., a Florida corporation (the "Company"), SYQWEST, INC., a Rhode Island corporation ("Vendor").

                                    RECITALS

         In connection with certain debts of the Company to Vendor incurred in connection with services performed by Vendor, on behalf of Company between the months of January 1, 2003 and July 5th, 2003, and evidenced by the Vendor's invoices therefor (the "Indebtedness"), the Vendor is willing to be paid for $450,000 of such amounts in the form of shares of the common stock, $.0001 par value per share, of the Company ("Shares"), which are "restricted securities" as defined under the Securities Act of 1933, and to be valued by agreement of the parties at $.01 per share, all on the terms and conditions hereinafter set forth.

                                    AGREEMENT

         IN CONSIDERATION of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:


                               CERTAIN DEFINITIONS


SECTION 1 Certain Definitions. As used in this Agreement, unless the context requires a different meaning, the following terms have the meanings indicated in this Section 1

         "Affiliate" means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         "Agreement" shall have the meaning set forth in the preamble hereto.

         "Business Day" means any day except Saturday, Sunday and any day which shall be a U.S. federal legal holiday or a day on which banking institutions in the State of Connecticut are authorized or required by law or other government actions to close.

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         "Closing" shall have the meaning set forth in Section Section 12.2.

         "Closing Date" shall have the meaning set forth in Section Section
12.2.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the Company's common stock, par value $0.0001 per share.

         "Company" shall have the meaning set forth in the preamble hereto.

         "Disclosure Materials" means, collectively, the SEC Documents and the Schedules to this Agreement and all other information furnished by or on behalf of the Company, relating to or concerning the Company, to the Vendors or its agents and counsel in connection with the transactions contemplated by this Agreement.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, including the rules promulgated thereunder.

         "Indebtedness" shall have the meaning set forth in the recitals hereto.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, right of first refusal, charge, security interest or encumbrance of any kind in or on such asset or the revenues or income thereon or therefrom.

         "Material Adverse Effect" shall have the meaning set forth in Section
Section 13.1.

         "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind

         "Required Approvals" shall have the meaning set forth in Section 3.6.

         "SEC Documents" means the Company's reports, schedules, forms and proxy statements filed with the Commission under the Securities Act and the Exchange Act.

         "Securities Act" means the Securities Act of 1933, as amended, including the rules promulgated thereunder.

         "Shares" shall have the meaning stated set forth in the recitals hereto.

         "Subsidiaries" shall have the meaning set forth in Section 1Section 3.

         "Vendor" shall have the meaning set forth in the preamble hereof.


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SECTION 2      Exchange; Closing.

         2.1. Subject to the terms and conditions set forth in this Agreement, in exchange for release of the Indebtedness of the Company to Vendor, the Company shall issue and sell, and the Vendor agrees to receive, forty-five million (45,000,000) Shares.

         2.2. The closing of the exchange of the Shares (the "Closing") shall take place at 5:00 PM, local time, on or prior to July 9, 2003, at the offices of Company. The date of the Closing is hereinafter referred to as the "Closing Date."

         2.3. At the Closing, (i) the Company shall deliver or cause to be delivered to the Vendor certificates representing 45,000,000 Shares to the Vendor; (ii) the Vendor shall deliver or cause to be delivered to the Company written evidence of discharge or cancellation of the Indebtedness, and (iii) each party hereto shall deliver or cause to be delivered all other executed instruments, agreements and certificates as are required to be delivered by or on its behalf at the Closing.


                         REPRESENTATIONS AND WARRANTIES

SECTION 3 Representations and Warranties of the Company. The Company hereby represents and warrants to the Vendor as follows:

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         3.1.     Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Florida, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no active subsidiaries other than as set forth in the SEC Documents (collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted, except where the failure to have such power and authority would not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Shares or this Agreement, (y) have a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under this Agreement (a "Material Adverse Effect"). Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or result in a Material Adverse Effect.

         3.2. Authorization; Enforcement. THE COMPANY HAS THE REQUISITE CORPORATE POWER AND AUTHORITY TO ENTER INTO AND TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT and to otherwise carry out its obligations thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, shall constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Neither the Company nor any Subsidiary is in violation of any provision of its respective certificate or articles of incorporation, bylaws or other charter documents.


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         3.3.     Capitalization. The authorized, issued and outstanding capital stock of the Company is set forth in the SEC Documents. No shares of Common Stock are entitled to preemptive or similar rights. Except as specifically disclosed in the SEC Documents, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Shares, securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or securities or rights convertible or exchangeable into shares of Common
                  Stock.

         3.4. Issuance of Securities. The Shares are duly authorized and, when issued in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable, free and clear of all Liens.

         3.5. No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not
                  (i) conflict with or violate any provision of its certificate of incorporation, bylaws or other charter documents (each as amended through the date hereof), (ii) subject to obtaining the Required Approvals referred to in Section 3.6, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and
                  (iii), as would not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually and in the aggregate, would not have or result in a Material Adverse Effect.

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         3.6.     Consents and Approvals. Neither the Company nor any Subsidiary
                  is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) the filing of form 8K with the SEC, and (ii) other than, in all other cases, where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, would not, individually or in the aggregate, have or result in a Material Adverse Effect (the "Required Approvals").

         3.7. Litigation; Proceedings. Except as specifically disclosed in the Disclosure Materials, there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of the Agreement or (ii) would, individually or in the aggregate, have or result in a Material Adverse Effect.

         3.8. Private Offering. Assuming the accuracy of the representations and warranties of the Vendor, the offering, issuance or sale of the Shares as contemplated hereunder are exempt from the registration requirements of the Securities Act.

         3.9. Certain Fees. No fees or commissions will be payable by the Company to any broker, financial advisor, finder, investment banker, placement agent, or bank with respect to the transactions contemplated hereby. The Vendor shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section Section 13.9 that may be due in connection with the transactions contemplated hereby. The Company shall indemnify and hold harmless the Vendor, its respective employees, officers, directors, agents, and partners, and its respective Affiliates, from and against all claims, losses, damages, costs (including attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as and when incurred.


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         3.10.    SEC Documents; Financial Statements; No Adverse Change. The
                  Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as the Company was required by law to file such material) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations, retained earnings and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Since the date of the financial statements included in the Company's Quarterly Report on Form 10-QSB for the period ended March 31, 2003, as amended to the date hereof, (a) there has been no event, occurrence or development that has had or that could have or result in a Material Adverse Effect, (b) there has been no material change in the Company's accounting principles, practices or methods and (c) the Company has conducted its business only in the ordinary course of such business. The Company last filed audited financial statements with the Commission in October 2002.

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         3.11.    Disclosure. All information relating to or concerning the
                  Company set forth in the Transaction Documents or the Disclosure Materials (other than the SEC Documents) is true and correct in all material respects and does not fail to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. The Company confirms that it has not provided to the Vendor or any of their representatives, agents or counsel any information that constitutes material non-public information. The Company is not in possession of, nor has the Company or its agents disclosed to Vendor, any material non-public information that
                  (a) if disclosed, would reasonably be expected to have a materially adverse effect on the price of the Common Stock or
                  (b) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed. Each of the Company, its officers, directors, employees and agents shall in no event disclose non-public information to Vendor, advisors to or representatives of Vendor, unless prior to disclosure of such information, the Company identifies such information as being non-public information and provides Vendor, such advisors and representatives with the opportunity in writing to accept or refuse to accept such non-public information for review and the Vendor in writing agrees to accept such non-public information. The Company may, as a condition to disclosing any non-public information hereunder, require each of Vendor's advisors and representatives to enter into a confidentiality agreement in form and substance reasonably satisfactory to the Company and Vendor.


SECTION 4 Representations and Warranties of the Vendor. The Vendor hereby represents and warrants to the Company as follows:

         4.1. Organization; Authority. The Vendor is an entity organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and to carry out its obligations thereunder. This Agreement has been duly executed by such Vendor and, when delivered by such Vendor in accordance with the terms hereof, shall constitute the valid and legally binding obligation of such Vendor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

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

         4.2. Investment Intent. Such Vendor is acquiring the Shares to be acquired hereunder for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof or interest therein, without prejudice, however, to such Vendor's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration. The Vendor acknowledges and agrees that the Shares are "restricted securities" as defined in Rule 144 under the Securities Act and may not be re-sold into the public markets except in compliance with the holding period, manner of sale and other requirements of such rule.

         4.3. Vendor Status. At the time such Vendor was offered the Shares to be acquired hereunder by such Vendor, it was, and at the date hereof, it is, and at the Closing Date, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

         4.4. Experience of Vendor. Such Vendor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

         4.5. Ability of Vendor to Bear Risk of Investment. Such Vendor acknowledges that an investment in the Shares is speculative and involves a high degree of risk. Such Vendor is able to bear the economic risk of an investment in the Shares to be acquired hereunder by such Vendor, and, at the present time, is able to afford a complete loss of such investment.

         4.6. Reliance. Such Vendor understands and acknowledges that (i) the Shares to be acquired by it hereunder are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Vendor hereby consents to such reliance.

         4.7. No General Solicitation. At no time was Vendor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

         4.8.     [intentionally deleted]

         4.9. No Other Representations. Except as specifically set forth herein, Vendor makes no representations or warranties with respect to the Company of the securities being exchanged.



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SECTION 5         OTHER AGREEMENTS OF THE PARTIES

         5.1. Transfer Restrictions. The Shares may only be disposed of pursuant to an effective registration statement under the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements thereof. In connection with any transfer of any Shares other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to (i) any transfer of Shares by the Vendor to an Affiliate of the Vendor, or any transfers among any such Affiliates, and (ii) any transfer by the Vendor to any investment entity under common management with the Vendor, provided in each case of clauses (i) and (ii) the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Any such transferee shall have the rights of the Vendor under this Agreement.

         5.2. The Vendor agree to the imprinting, so long as is required by this Section 5 of the following legend on the certificate evidencing the Shares:

         THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.



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         5.3.     Furnishing of Information. As long as the Vendor owns the
                  Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. If at any time prior to the date on which the Vendor may resell all of the Shares without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act (as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent for the benefit of and enforceable by the Vendor) the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Vendor and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by
                  Section 13(a) or 15(d) of the Exchange Act in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action the Vendor may reasonably request, all to the extent required from time to time to enable the Vendor to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in this 5.1. Upon the request of the Vendor, the Company shall deliver to the Vendor a written certification of a duly authorized officer as to whether it has complied with such requirements.

         5.3 Company Right to Repurchase Shares. The Company shall have the right at any time by written notice accompanied by payment in full therefor in good funds to repurchase any or all of the Shares then owned by the Vendor at the price per share of $.01. Promptly upon receipt of such notice and payment, Vendor shall deliver the certificate(s) for the Shares to the principal executive office of the Company accompanied by a duly executed stock power in form satisfactory to the Company.

SECTION 6      [intentionally deleted]

SECTION 7      [intentionally deleted]

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SECTION 8      Notice of Breaches. Each of the Company and the Vendor shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in this Agreement, as well as any events or occurrences arising after the date hereof, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained in the this Agreement to be incorrect or breached as of such Closing Date. However, no disclosure by either party pursuant to this
Section 8 shall be deemed to cure any breach of any representation, warranty or other agreement contained in this Agreement. Notwithstanding the generality of the foregoing, the Company shall promptly notify the Vendor of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated by this Agreement violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to the Vendor a copy of any written statement in support of, allegedly in support of, or relating to such claim or notice.

SECTION 9       [intentionally deleted]

SECTION 10      [intentionally deleted]


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SECTION 11     Indemnification. If (i) Vendor becomes involved in any capacity in any action, proceeding or investigation brought by any stockholder of the Company or third-party, in connection with or as a result of the consummation of the transactions contemplated by this Agreement, or if any Vendor is impleaded in any such action, proceeding or investigation by any Person, or (ii) Vendor becomes involved in any capacity in any action, proceeding or investigation brought by the Commission, any self-regulatory organization or other body having jurisdiction, against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by this Agreement, or if Vendor is impleaded in any such action, proceeding or investigation by any Person, then in any such case, the Company hereby agrees to indemnify, defend and hold harmless the Vendor from and against and in respect of all losses, claims, liabilities, damages or expenses (collectively "Losses") resulting from, imposed upon or incurred by the Vendor, directly or indirectly, and reimburse such Vendor for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred; provided, however, that this sentence shall not apply to the extent that such Losses are caused by, result from or arise out of any breach of this Agreement by the Vendor or any intentionally wrongful or grossly negligent conduct by the Vendor. The indemnification and reimbursement obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Vendor who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Vendor and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Vendor, any such Affiliate and any such Person. The Company also agrees that neither of the Vendor nor any such Affiliate, partner, director, agent, employee or controlling person of the Vendor shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of this Agreement, except as provided in or contemplated by this Agreement.

SECTION 12        [intentionally deleted]


                                   CONDITIONS

SECTION 13        Conditions Precedent.

         13.1. Conditions Precedent to the Obligation of the Company to Issue the Shares. The obligation of the Company to issue the Shares hereunder to the Vendor is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

                  13.1.1. Accuracy of the Vendor's Representations and Warranties. The representations and warranties of the Vendor shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made on and as of such date;


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                  13.1.2.  Performance by the Vendor. The Vendor shall have
                           performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing; and

                  13.1.3. No Prohibitions. The exchange, purchase of and payment for the Shares to be issued to the Vendor hereunder shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation.

         13.2. Conditions Precedent to the Obligation of the Vendor to cancel the Indebtedness in exchange for Shares. The obligation of the Vendor to cancel the Indebtedness in return for the Shares to be acquired by it hereunder is subject to the satisfaction or waiver by the Vendor, at or before the Closing, of each of the following conditions:

                  13.2.1. Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company set forth herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

                  13.2.2. Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing;

                  13.2.3. No Prohibitions. The exchange, purchase of and payment for the Shares to be issued to the Vendor hereunder shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation;

                  13.2.4. Adverse Changes. No event or series of events which, individually or in the aggregate, would have or result in a Material Adverse Effect shall have occurred between the date hereof and the Closing;

                  13.2.5. No Suspensions of Trading in Common Stock. Trading in the Common Stock shall not have been suspended from trading on the Nasdaq OTC Bulletin Board at any time between the date hereof and the Closing;

                  13.2.6. Listing of Common Stock. The Common Stock shall have at all times between the date hereof and the Closing Date been listed for trading on the Nasdaq OTC Bulletin Board;

                  13.2.7. Required Approvals. All Required Approvals shall have been obtained;

SECTION 14        Termination.

         14.1. Termination by Mutual Consent. This Agreement and the transactions contemplated hereby may be terminated at any time prior to Closing by the mutual consent of the Company and the Vendor.

         14.2. Termination by the Company or the Vendor. This Agreement and the transactions contemplated hereby may be terminated prior to Closing by either the Company or the Vendor, by giving written notice of such termination to the other party, if:

                  14.2.1. there shall be in effect any statute, rule, law or regulation that prohibits the consummation of the Closing or the transactions contemplated by this Agreement or if the consummation of this Agreement would violate any non-appealable final judgment, order, decree, ruling or injunction of any court of or governmental authority having competent jurisdiction; or

                  14.2.2. there shall have been an amendment to Regulation D promulgated under the Securities Act or an interpretive release promulgated or issued thereunder, which, in the reasonable judgment of the terminating party, is likely to have or result in a Material Adverse Effect.

         14.3. Termination by the Vendor. This Agreement and the transactions contemplated hereby may be terminated prior to Closing by the Vendor, by giving written notice of such termination to the Company, if:

                  14.3.1. the Company has breached in any material respects any representation, warranty, covenant or agreement contained in this Agreement and such breach is not cured within one (1) Business Day following receipt by the Company of notice of such breach;

                  14.3.2. there has occurred an event or series of events which, individually or in the aggregate, is likely to have or result in a Material Adverse Effect which is not disclosed in the Disclosure Materials;

                  14.3.3. trading in the Common Stock has been suspended on the Nasdaq OTC Bulletin Board; or

                  14.3.4. the Closing has not occurred by July 10, 2003 (other than through the fault of the Vendors).


                                  MISCELLANEOUS

SECTION 15 Fees and Expenses. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares. The Vendor shall be responsible for its own tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement.

SECTION 16 Entire Agreement; Amendments, Exhibits and Schedules. This Agreement, together with the Exhibits and Schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings. The Exhibits and Schedules to this Agreement are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

SECTION 17 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day scheduled for delivery, if sent by nationally recognized overnight or other courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:         Markland Technologies, Inc.

                  Markland Technologies, Inc.
                  #207
                  54 Danbury Road
                  Ridgefield, CT  06877
                  Attention:  Ken Ducey, Jr.
                  Fax: 203-431-8309

         If to Vendor:

                  Syqwest, Inc.
                  1164 Newport Avenue
                  Pawtucket, RI  02861-2108

         or such other address as may be designated in writing hereafter, in the same manner, by such Person.

SECTION 18 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Vendor, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

SECTION 19 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

SECTION 20 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns, including any Persons to whom the Vendor transfers Shares.

SECTION 21 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and assigns and, other than with respect to assignees under the immediately preceding Section, is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

SECTION 22 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Connecticut for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass the County of Connecticut or the state courts of the State of Connecticut sitting in the County of Connecticut in connection with any dispute arising under this Agreement, and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

SECTION 23 Jury Trial Waiver. The Company and Vendor hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with this Agreement.

SECTION 24 Survival. The representations, warranties, agreements and covenants contained in this Agreement shall survive the Closing.

SECTION 25 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement, and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

SECTION 26 Publicity. The Company and the Vendor shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Vendors without the prior written consent of the Vendor, except to the extent required by law, in which case the Company shall provide the Vendor with written notice of such public disclosure prior thereto, or promptly thereafter.

SECTION 27 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

SECTION 28 Remedies. Each of the parties to this Agreement acknowledges and agrees that the other party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties hereto agrees that the other party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions of this Agreement in any action instituted in any court of the United States of America or any state thereof having jurisdiction over the parties to this Agreement and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Exchange Agreement to be duly executed as of the date first indicated above.

                                             MARKLAND TECHNOLOGIES, INC.
Dated: ___________________

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             SYQWEST, INC.

Dated: ____________________
                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title: